UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

BRAVO MULTINATIONAL INCORPORATED

(Name of small business in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

Item 8.01- Other Events

On March 11, 2024, Bravo Multinational, Inc. ("BRVO"), a Wyoming corporation, entered into a non-binding term sheet (the "Agreement") with Vidgo, Inc, a Delaware corporation ("Vidgo").  Under the terms of the Agreement, BRVO will acquire certain contracts from entertainment content providers, such as Walt Disney, ABC, and Fox News. In addition, BRVO will receive a royalty free non-assessable license to Vidgo’s multichannel video programming distribution platform and player for up to 15 months.  BRVO will not assume any liabilities of Vidgo, except for the initial twelve (12) months minimum guaranteed payment under the acquired contracts.  The purchase price for these assets will be $10,000,000 in cash plus common stock of BRVO valued at $1,000,000.   The term sheet shall be subject to the preparation of a definitive agreement with terms that are customary and usual for such contract.

Forward-Looking Statements:

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans, and prospects for Bravo’s business and operations and involve a number of risks and uncertainties. Bravo’s forward-looking statements in this report are made as of the date hereof and Bravo disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, Bravo is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of Bravo to successfully manage its assets; uncertainties relating to the ability to realize the expected benefits of its business plan; unanticipated or unfavorable regulatory matters; general economic conditions in the industry in which the Company operates, and other risk factors as discussed in other Bravo filings made from time to time with the United States Securities and Exchange Commission.

Financial     Item 9.01 -Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information.  Not applicable.

(c) Shell company transactions.  Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1+	Letter of Intent

+Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2024	Bravo Multinational Incorporated

By /s/ Richard Kaiser
Director/ CFO